UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2022

AZIYO BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39577	47-4790334
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12510 Prosperity Drive, Suite 370
Silver Spring, MD 20904

(Address of principal executive offices) (Zip Code)

(240) 247-1170

(Registrant’s telephone number, include area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AZYO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2022, Aziyo Biologics, Inc. (the “Company”) entered into an Amended and Restated Employment Agreement (each, an “Amended and Restated Employment Agreement”) with each of the following of the Company’s named executive officers: Matthew Ferguson, Chief Financial Officer, and Thomas Englese, Chief Commercial Officer. Each Amended and Restated Employment Agreement amends such executive’s respective employment agreement, dated as of September 30, 2020 (each, the “Employment Agreement”), to provide that the term of the executive’s employment under his Employment Agreement, which had an initial term of two years, subject to an automatic extension for an additional one-year period unless the Company or the executive gave notice of non-extension, commences as of the date of the Amended and Restated Employment Agreement and ends on the date that the Amended and Restated Employment Agreement is terminated in accordance with the termination provisions thereunder. There were no other changes to the terms of such executive’s Employment Agreement, each of which has been previously filed with the Securities and Exchange Commission.

The forgoing descriptions of the Amended and Restated Employment Agreements do not purport to be complete and are qualified in their entirety by reference to the text of the Amended and Restated Employment Agreements, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated December 23, 2022, by and between Aziyo Biologics, Inc. and Matthew Ferguson

10.2	Amended and Restated Employment Agreement, dated December 23, 2022, by and between Aziyo Biologics, Inc. and Thomas Englese

104	Cover Page Interactive Data File (formatted as Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZIYO BIOLOGICS, INC.

Date: December 30, 2022	By:	/s/ Matthew Ferguson
Matthew Ferguson
Chief Financial Officer